UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2026

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue

Needham, MA 02494

(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Definitive Material Agreement.

On June 14, 2026, TripAdvisor, Inc., a Nevada corporation (the “Company”), entered into a put option agreement (the “Put Option Agreement”) with American Express Travel Related Services Company, Inc., a New York corporation (“Buyer”).

Pursuant to the Put Option Agreement, Buyer provided an irrevocable commitment to acquire (the “Put Option”) the legal entities comprising the Company’s online restaurant reservation and management platform in Europe known as “TheFork” (the “Business”) pursuant to the terms and conditions set forth in the Equity Purchase Agreement attached as an exhibit to the Put Option Agreement (the “Equity Purchase Agreement”).

In accordance with applicable French labor laws, the Company cannot execute the Equity Purchase Agreement until the French Works Council of the Company’s subsidiary, LaFourchette SAS, has been formally informed and consulted (the “Consultation Process”). Pursuant to the terms of the Put Option Agreement, the execution and signing of the Equity Purchase Agreement may only occur following completion of the Consultation Process. Following the execution of the Equity Purchase Agreement, the consummation of the transaction will be subject to the receipt of required regulatory approvals and other customary closing conditions. The transaction is currently expected to be completed by the end of 2026.

Under the terms of the Equity Purchase Agreement and subject to its execution, Buyer will acquire the Business for $700 million, subject to certain adjustments, in an all-cash transaction (the “Transaction”). The purchase price will be paid by Buyer with cash on hand. The Equity Purchase Agreement contains customary representations, warranties, and covenants of the parties. The Put Option will remain open for exercise by the Company until the earlier of (i) ten (10) business days after the completion of the Consultation Process, and (ii) six (6) months after the date of the Put Option Agreement. The Company granted to the Buyer an exclusivity undertaking in the Put Option Agreement that extends until twelve (12) months after the date thereof; provided that such exclusivity terminates upon the execution of the Equity Purchase Agreement, which agreement provides for exclusivity until the closing of the Transaction.

The foregoing description of the Put Option Agreement, the Equity Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Put Option Agreement (including the form of the Equity Purchase Agreement attached thereto), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 15, 2026, the Company issued a press release regarding the execution of the Put Option Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished with Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Cautions Concerning Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties on information available to the Company as of the date hereof. These statements include, but are not limited to, statements regarding the proposed sale of the Company’s TheFork business to American Express, the anticipated benefits, related agreements, timing of the transaction and potential uses of proceeds. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations.

These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, but not limited to: the parties may not realize the potential benefits of the Transaction in the near term or at all; the Transaction or sale of TheFork may not be achieved on the predicted timeline or at all; there may be liabilities or tax consequences related to the divestiture that are not known, probable or estimable at this time; unfavorable outcome of regulatory review or antitrust proceedings in European jurisdictions, the completion of required employee works council consultations, or the successful execution of a definitive purchase agreement; difficulties or unexpected costs relating to segregating the technology and data platforms of TheFork from retained operations; the failure to satisfy any other closing conditions; risks related to disruption of management time away from core operations; risks relating to the Company operating without TheFork platform; risks inherent to the business may result in additional strategic and operational risks, which may impact the Company’s risk profile, which the Company may not be able to mitigate effectively; and other risks and uncertainties detailed in periodic reports that the Company files with the U.S. Securities and Exchange Commission (“SEC”). Additional information concerning important risks and uncertainties can be found in the Company’s filings with the SEC. The Company undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Put Option Agreement, dated as of June 14, 2026, by and between Tripadvisor, Inc. and American Express Travel Related Services Company, Inc. (including the form of Equity Purchase Agreement attached as Schedule A thereto).*

99.1	Press Release of Tripadvisor, Inc. dated June 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and certain sub-exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any omitted schedules or sub-exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIPADVISOR, INC.

Date: June 15, 2026	By:	/s/ Michael Noonan
Michael Noonan,
Chief Financial Officer

3